Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Harvey Electronics, Inc. (the "Company") on Form 10-Q for the third quarter ended August 2, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Franklin C. Karp, President, certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act, that:

1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the quarter ended August 2, 2003.


/s/ Franklin C. Karp
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Franklin C. Karp
President
September 16, 2003